UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2021

WM TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39021	98-1605615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(844) 933-3627
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	MAPS	The Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MAPSW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in a Current Report on Form 8-K, Steven Jung transitioned from his role as President and Chief Operating Officer of WM Technology, Inc. (the “Company”) to a paid employee advisory role effective as of July 1, 2021.

On July 7, 2021, the Board of Directors of the Company appointed Juanjo Feijoo (previously the Company’s Chief Marketing Officer), age 35, to replace Mr. Jung as the Company’s Chief Operating Officer, effective as of July 1, 2021. Mr. Feijoo previously served as the Company’s Chief Marketing Officer from June 2021 to July 2021 and as WM Holding Company, LLC’s Chief Marketing Officer from May 2019 to June 2021. Previously, Mr. Feijoo served as Senior Director of Customer Engagement for Creative Cloud at Adobe, a publicly-held global technology company, from 2017 to 2019. Prior to that, from 2015 to 2017, Mr. Feijoo served various roles at Maplebear inc (d/b/a Instacart), a private company, including Vice President of Central Operations & Marketing. Prior that, from 2008 to 2015, Mr. Feijoo held several roles at Google, Inc, a publicly-held global technology company, including Head of Consumer Experience, Consumer Operations. Mr. Feijoo holds a B.S. in International Business Management from Oxford Brookes University.

Family Relationships; Arrangements or Understandings

Mr. Feijoo does not have any family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. There are no arrangements or understandings between Mr. Feijoo and any other person pursuant to which Mr. Feijoo was selected as an officer of the Company.

Related Party Transactions

There are no related party transactions between Mr. Feijoo and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2021

WM TECHNOLOGY, INC.

By:	/s/ Arden Lee
Arden Lee
Chief Financial Officer